                                                                    Exhibit 10.2



                         INTERNATIONAL STEEL GROUP INC.

                               FIRST AMENDMENT TO
                          CREDIT AND GUARANTY AGREEMENT

                  This FIRST AMENDMENT TO CREDIT AND GUARANTY AGREEMENT, dated as of August 6, 2003 (this "AMENDMENT"), is entered into by and among INTERNATIONAL STEEL GROUP INC., a Delaware corporation (the "COMPANY"), ISG ACQUISITION INC., a Delaware corporation and wholly-owned subsidiary of the Company ("ISG ACQUISITION"), ISG CLEVELAND INC., ISG HENNEPIN INC., ISG INDIANA HARBOR INC., ISG WARREN INC., ISG RIVERDALE INC., ISG PLATE INC., ISG PIEDMONT INC., ISG BURNS HARBOR INC., ISG SPARROWS POINT INC., ISG STEELTON INC., and ISG LACKAWANNA INC. (each a "BORROWER" and collectively, the "BORROWERS"), the CREDIT SUPPORT PARTIES listed on the signature pages hereto, the Lenders listed on the signature pages hereto, UBS AG, STAMFORD BRANCH ("UBS"), as Administrative Agent (together with its permitted successors in such capacity, "ADMINISTRATIVE AGENT"), GOLDMAN SACHS CREDIT PARTNERS L.P. ("GSCP"), as Syndication Agent (in such capacity, "SYNDICATION AGENT"), THE CIT GROUP/BUSINESS CREDIT, INC. ("CIT") as Collateral Agent (together with its permitted successor in such capacity, "COLLATERAL AGENT"), FLEET CAPITAL CORPORATION ("FLEET") as Co-Documentation Agent and LASALLE BANK NATIONAL ASSOCIATION ("LASALLE") as Co-Documentation Agent (together with Fleet, the "DOCUMENTATION AGENTS"), and is made with reference to that certain Credit and Guaranty Agreement, dated as of May 7, 2003 (the "CREDIT AGREEMENT"). Capitalized terms used herein not otherwise defined herein or otherwise amended hereby shall have the meanings ascribed thereto in the Credit Agreement.

                                    RECITALS:

                  WHEREAS, the Company and the Borrowers have requested that the Lenders agree to make amendments to certain provisions of the Credit Agreement; and

                  WHEREAS, the Lenders have agreed to amend certain provisions of the Credit Agreement, in the manner, and on the terms and conditions, provided for herein.

                  NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I.        AMENDMENTS TO CREDIT AGREEMENT

         Upon satisfaction of the conditions set forth in Section II.A. herein, the Credit Agreement shall be amended as follows in this Section I:

         A. AMENDMENTS TO SECTION 1: DEFINITIONS
         ------------------------------------

                  (a) The definition of "CCC GUARANTY OBLIGATIONS" in Section
1.1 of the Credit Agreement is hereby amended to delete the proviso appearing at the end of such definition and replace it with the following:

         "provided, however, that (i) the giving of any guaranty in accordance with subparts (a) and (d) of this definition shall not be deemed to constitute an "Investment" for any purposes of this Agreement, but any payment thereunder shall constitute an Investment and shall only be permitted if and to the extent that any such payment would constitute an Investment permitted pursuant to
Section 6.7, (ii) the giving of any guaranty in accordance with subpart (b) of this definition, and any payments with respect thereto or rights of subrogation that arise therefrom, shall not be deemed to constitute an "Investment" for any purposes of this Agreement, (iii) the pledge of Capital Stock of Columbus Coatings pursuant to subpart (c) above, and any foreclosure thereon, shall not deemed to be an "Investment" hereunder, and (iv) the incurrence of any obligations by ISG Cleveland Inc. or ISG Burns Harbor Inc. in accordance with subpart (f) of this definition shall not be deemed to constitute an "Investment" hereunder, but any payments made with respect to the obligations set forth in subpart (f) above (other than any payments or any portion thereof that are made on arms length terms that would reasonably be expected to be paid by a purchaser to an unaffiliated seller of goods or services of the same type) shall be deemed an "Investment" hereunder and shall only be permitted if and to the extent that any such payments would constitute an Investment permitted pursuant to Section 6.7."

                  (b) The definition of "GUARANTOR" in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "'GUARANTOR' means each of the Company and each Domestic Subsidiary of the Company (other than the Borrowers and the Specified Subsidiaries); provided, however, that ISG Real Estate Inc. shall be a "Guarantor" hereunder."

         B. AMENDMENTS TO SECTION 5: AFFIRMATIVE COVENANTS.
         --------------------------------------------------

                  Section 5.10 of the Credit Agreement is hereby amended by inserting the letter "(a)" after the section heading "5.10. SUBSIDIARIES." and before the paragraph heading "Domestic Subsidiaries.".

         C. AMENDMENTS TO SECTION 6: NEGATIVE COVENANTS.
         -----------------------------------------------

                  (a) Section 6.1 of the Credit Agreement is hereby amended by
(i) deleting the word "and" appearing immediately preceding subsection (p), (ii) deleting the period at the end of subsection (p) and inserting "; and" in lieu thereof, and (iii) adding the following clause (q) at the conclusion thereof:

                  "(q) Indebtedness of any Specified Subsidiary to any other Specified Subsidiary."

                  (b) Section 6.6 of the Credit Agreement is hereby amended by inserting in clause (d) thereof the words ", in the case of each clause above" after the words "or any other Subsidiary of the Company" and before the words "other than restrictions".

                  (c) Section 6.7 of the Credit Agreement is hereby amended by re-lettering the second paragraph (l) appearing therein as "(m)".

                  (d) Section 6.7 of the Credit Agreement is hereby further amended by (i) deleting the word "and" appearing immediately preceding subsection (m) (as re-lettered pursuant to this Amendment), (ii) deleting the period at the end of such subsection (m) and inserting "; and" in lieu thereof, and (iii) adding the following clause (n) at the conclusion thereof:

                  "(n) (i) intercompany loans permitted under Section 6.1(q), and (ii) Investments by any Specified Subsidiary in any other Specified Subsidiary."

                  (e) Section 6.10 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "6.10 DISPOSAL OF SUBSIDIARY INTERESTS. Except for (i) any sale of all of its interests in the Capital Stock of any of its Subsidiaries in compliance with the provisions of Section 6.9, (ii) the pledge of, or granting of a security interest in, all or any of the Capital Stock of Columbus Coatings by the Company or any Subsidiary of the Company in connection with the CCC Debt and (iii) Permitted Liens, no Credit Party shall, nor shall it permit any of its Subsidiaries to, (a) directly or indirectly sell, assign, pledge or otherwise encumber or dispose of any Capital Stock of any of its Subsidiaries, except to qualify directors if required by applicable law; or (b) permit any of its Subsidiaries directly or indirectly to sell, assign, pledge or otherwise encumber or dispose of any Capital Stock of any of its Subsidiaries, except to another Credit Party (subject to the restrictions on such disposition otherwise imposed hereunder), or to qualify directors if required by applicable law."

SECTION II.       CONDITIONS PRECEDENT TO EFFECTIVENESS

         A. The effectiveness of the amendments set forth in Section I hereof are subject to the satisfaction, or waiver by the Requisite Lenders, of the following conditions on or before the date hereof (the "EFFECTIVE DATE"):

                  (a) The Company, the Borrowers, the other Credit Parties and the Requisite Lenders shall have indicated their consent by the execution and delivery of the signature pages hereof to the Administrative Agent.

                  (b) The representations and warranties contained in Section III herein and in the other Credit Documents are true and correct in all material respects on and as of the Effective Date to the same extent as though made on and as of the Effective Date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties are true and correct in all material respects on and as of such earlier date.

                  (c) As of the Effective Date, no event shall have occurred and be continuing that would constitute an Event of Default or a Default.

                  (d) The Administrative Agent and Lenders shall have received such other documents and information regarding Credit Parties and the Credit Agreement as the Administrative Agent or Lenders may reasonably request.

SECTION III.      REPRESENTATIONS AND WARRANTIES

         A. CORPORATE POWER AND AUTHORITY. Each Credit Party has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, this Amendment.

         B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment has been duly authorized by all necessary corporate or partnership (as applicable) action on the part of each Credit Party.

         C. BINDING OBLIGATION. This Amendment has been duly executed and delivered by each Credit Party and constitutes a legal, valid and binding obligation of each Credit Party enforceable against each Credit Party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         D. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT DOCUMENTS. The representations and warranties contained in the Credit Documents are and will be true and correct in all material respects on and as of the Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date .

         E. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Default.

SECTION IV.       ACKNOWLEDGMENT AND CONSENT

                  Each of the Company, each wholly-owned Domestic Subsidiary of the Company (other than the Borrowers and the Specified Subsidiaries) and ISG Real Estate Inc. has (i) guaranteed the Obligations and (ii) (other than ISG Real Estate Inc.) created Liens in favor of Lenders on the Collateral to secure the Obligations subject to the terms and provisions of the Credit Agreement. Each of the Company, ISG Real Estate Inc., and each wholly-owned Domestic Subsidiary of the Company who has guaranteed the Obligations are collectively referred to herein as the "CREDIT SUPPORT PARTIES", and the Credit Agreement and the Collateral Documents are collectively referred to herein as the "CREDIT SUPPORT DOCUMENTS".

                  Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with and subject to the Credit Support Documents the payment and performance of all "Obligations" under each of the Credit Support Documents, as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such "Obligations" under each of the Credit Support Documents, as the case may be, in respect of the Obligations of the Company now or hereafter existing under or in respect of the Credit Agreement and hereby pledges and assigns to the Collateral Agent, and grants to the Collateral Agent a continuing lien on and security interest in and to all Collateral as collateral security for the prompt payment and performance in full when due of the "Obligations" under each of, and in accordance with and subject to, the Credit Support Documents to which it is a party (whether at stated maturity, by acceleration or otherwise).

                  Each Credit Support Party acknowledges and agrees that all of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Credit Support Party represents and warrants that all representations and warranties contained in the Credit Agreement, this Amendment and the Credit Support Documents to which it is a party or otherwise bound are true and correct in all material respects on and as of the Effective Date to the same extent as though made on and as of the Effective Date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                  Each Credit Support Party acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party (other than the Company) is not required by the terms of the Credit Agreement or any other Credit Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Credit Document shall be deemed to require the consent of such Credit Support Party (other than the Company) to any future amendments to the Credit Agreement.

SECTION V.        MISCELLANEOUS

         A. BINDING EFFECT. This Amendment shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of Lenders. No Credit Party's rights or obligations hereunder or any interest therein may be assigned or delegated by any Credit Party without the prior written consent of all Lenders.

         B. SEVERABILITY. In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

         C. REFERENCE TO CREDIT AGREEMENT. On and after the Effective Date, each reference in the Credit Agreement to "this AGREEMENT", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

         D. EFFECT ON CREDIT AGREEMENT. Except as specifically amended by this Amendment, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.

         E. EXECUTION. The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Credit Documents.

         F. HEADINGS. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

         G. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         H. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. As set forth herein, this Amendment shall become effective upon the execution of a counterpart hereof by each of the parties hereto and receipt by the Administrative Agent and the Syndication Agent of written or telephonic notification of such execution and authorization of delivery thereof.

            [The remainder of this page is intentionally left blank.]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

COMPANY                         INTERNATIONAL STEEL GROUP INC.


                                By:   /s/ Rodney Mott
                                      ------------------------------------------
                                      Name: Rodney Mott
                                      Title: President


BORROWERS                       ISG ACQUISITION INC.
                                ISG CLEVELAND INC.
                                ISG HENNEPIN INC.
                                ISG INDIANA HARBOR INC.
                                ISG WARREN INC.
                                ISG RIVERDALE INC.
                                ISG PLATE INC.
                                ISG PIEDMONT INC.
                                ISG BURNS HARBOR INC.
                                ISG SPARROWS POINT INC.
                                ISG STEELTON INC.
                                ISG LACKAWANNA INC.


                                By:   /s/ Rodney Mott
                                      ------------------------------------------
                                      Name: Rodney Mott
                                      Title: President

CREDIT SUPPORT PARTIES
                            ISG RAILWAYS INC.
                            ISG/EGL HOLDING COMPANY
                            ISG CLEVELAND WORKS RAILWAY COMPANY
                            ISG SOUTH CHICAGO & INDIANA HARBOR RAILWAY COMPANY ISG VENTURE INC.
                            ISG SALES INC.
                            ISG CLEVELAND WEST INC.
                            ISG CLEVELAND WEST PROPERTIES INC.
                            ISG TECHNOLOGIES INC.
                            ISG REAL ESTATE INC.
                            ISG HIBBING INC.
                            HIBBING TACONITE HOLDING INC.


                            By:   /s/ Rodney Mott
                                  ------------------------------------------
                                  Name: Rodney Mott
                                  Title: President

ADMINISTRATIVE AGENT AND
ISSUING BANK                    UBS AG, STAMFORD BRANCH


                                By:   /s/ Patricia O'Kicki
                                      ------------------------------------------
                                      Name: Patricia O'Kicki
                                      Title: Director

LENDER AND SWING LINE LENDER    UBS AG, CAYMAN ISLANDS BRANCH


                                By:   /s/ Patricia O'Kicki
                                      ------------------------------------------
                                      Name: Patricia O'Kicki
                                      Title: Director

JOINT LEAD ARRANGER, JOINT
BOOKRUNNER, SYNDICATION AGENT   GOLDMAN SACHS CREDIT PARTNERS L.P.
AND A LENDER

                                By:   /s/ Robert Wagner
                                      ------------------------------------------
                                      Name:    Robert Wagner
                                      Title:   Authorized Signatory

COLLATERAL AGENT                THE CIT GROUP/BUSINESS CREDIT,
AND A LENDER                    INC.

                                By:   /s/ Allison Friedman
                                      ------------------------------------------
                                      Name:   Allison Friedman
                                      Title:  Vice President

CO-DOCUMENTATION AGENT
AND A LENDER                    FLEET CAPITAL CORPORATION


                                By:   /s/ Michael Kerneklian
                                      ------------------------------------------
                                      Name:   Michael Kerneklian
                                      Title:  Vice President

CO-DOCUMENTATION AGENT          LASALLE BANK NATIONAL
AND A LENDER                    ASSOCIATION

                                By:   /s/ Keith J. Cable
                                      ------------------------------------------
                                      Name:   Keith J. Cable
                                      Title:  Assistant Vice President